UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K
_______________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21513
_______________

DXP ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

On November 22, 2010 DXP Enterprises, Inc. (“DXP”) entered into a definitive agreement to acquire substantially all of the assets of D&F Distributors, Inc.  (“D&F”). The acquisition is expected to close effective November 30, 2010.  The purchase price of $13.4 million is estimated to consist of approximately $7.5 million to be paid in cash, approximately $2.8 million in the form of promissory notes bearing interest at a rate of 5%, and approximately $3.1 million in the form of shares of DXP common stock.  The allocation of the purchase price between cash, notes and common stock will be determined based upon the amount of D&F debt outstanding on the effective closing date.  The number of shares will be determined by dividing the stock portion of the purchase price by $19.76 (the average price per share of the daily closing prices of DXP’s common stock for the thirty (30) consecutive trading days on the NASDAQ Stock Exchange immediately prior to November 22, 2010).  The cash portion of the purchase price will be funded by borrowings under DXP’s existing credit facility.  A copy of the Asset Purchase Agreement is furnished as Exhibit 10.1 hereto, which is incorporated herein by reference.

The purchase price is subject to a post-closing reduction based on the actual net working capital of D&F as finally determined within a specified period following the closing.

ITEM 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD

On November 23, 2010 DXP Enterprises, Inc. issued a press release announcing the signing of the Asset Purchase Agreement for the acquisition of substantially all of the assets of D&F Distributors, Inc., a copy of which is furnished as Exhibit 10.2 hereto, which is incorporated herein by reference.  Such exhibit (i) is furnished pursuant to Item 7.01 of Form 8-K, (ii) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

ITEM 9.01.  Financial Statements and Exhibits

(c)  Exhibits

10.1     Asset Purchase Agreement, dated as of November 22, 2010, whereby DXP Enterprises, Inc. entered into an agreement to acquire substantially all of the assets of D&F Distributors, Inc.

10.2     Press Release dated November 23, 2010 announcing the signing of the Asset Purchase Agreement for the acquisition of substantially all of the assets of D&F Distributors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)
By: /s/MAC McCONNELL
           Mac McConnell
Senior Vice-President/Finance and
Chief Financial Officer

Dated:  November 23, 2010